Exhibit 99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Peter Hadden, President of Baillie Gifford Funds (the “Registrant”), certify that:

1.                          The Form N-CSR of the Registrant, for the period ended December 31, 2015 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	3/8/2016	/s/ Peter Hadden
Peter Hadden, President
(principal executive officer)

I, Lindsay Cockburn, Treasurer of Baillie Gifford Funds (the “Registrant”), certify that:

1.                          The Form N-CSR of the Registrant, for the period ended December 31, 2015 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	3/8/2016	/s/ Lindsay Cockburn
Lindsay Cockburn, Treasurer
(principal financial officer)